                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                    May 5, 1998
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                         SAINT ANDREWS GOLF CORPORATION
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



        Nevada                     0-24970               88-0203976
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number



       5325 South Valley View Boulevard, Suite 4, Las Vegas, Nevada 89118
       ------------------------------------------------------------------
          Address of Principal Executive Offices, Including Zip Code




                                (702) 798-7777
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     During 1997, Saint Andrews Golf Corporation (the "Company") and Callaway Golf Company ("Callaway") formed All-American Golf, LLC (the "LLC"), to construct, manage and operate the "Callaway Golf Center", a premier golf facility at the site of the All-American SportPark. The Company contributed the value of expenses incurred relating to the design and construction of the golf center plus cash in the combined amount of $3 million for 80% of the membership units. Callaway contributed equity capital of $750,000 for the remaining 20% of the membership units and loaned the LLC $5.25 million (the "Callaway loan"). The Callaway loan bore interest at a rate of 10% per annum with monthly interest payments commencing 60 days after the opening of the golf center on October 1, 1997.

     On May 5, 1998, the Company sold its 80% interest in All-American Golf to Callaway in exchange for $1.5 million in cash and the cancellation of a $3 million collateralized note evidencing amounts loaned to the Company in March and April 1998 by Callaway, and related accrued interest thereon. Of the consideration, $500,000 was withheld by Callaway until it had secured all rights necessary to operate the Callaway Golf Center of which all was collected by September 30, 1998. In connection with the sale of its membership units, the Company resigned as manager of the LLC and agreed not to compete with the Callaway Golf Center in Clark County, Nevada for a period of two years. The agreement also provides for a buy back option which enables the Company to repurchase its 80% equity ownership for a period of 2 years on essentially the same financial terms that it sold its interest to the Callaway Golf Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma financial information is filed herewith:

     Unaudited Pro Forma Financial Statements ................... F-1

     Unaudited Pro Forma Condensed Consolidated
     Balance Sheet as of March 31, 1998 ......................... F-2

     Unaudited Pro Forma Condensed Consolidated Statement
     of Operations for the Year Ended December 31, 1997 ......... F-3

     Unaudited Pro Forma Condensed Consolidated Statement
     of Operations for the Three Months Ended March 31, 1998 .... F-4

     Notes to Unaudited Pro Forma Condensed Consolidated
     Financial Statements ....................................... F-5

     (c)  EXHIBITS.  The following exhibits are filed herewith:

EXHIBIT
NUMBER     DESCRIPTION                      LOCATION
-------    -----------                      --------

10.27      Membership Interest Purchase     Incorporated by reference to
           Agreement dated May 5, 1998,     Exhibit 10.27 to Registrant's
           by and among Callaway Golf       Report on Form 10-QSB for the
           Company, CGV, Inc., Saint        quarter ended September 30,
           Andrews Golf Corporation,        1998
           et al.


                                      2
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

10.28      Option Agreement dated May 5,    Incorporated by reference to
           1998, between CVG, Inc. and      Exhibit 10.28 to Registrant's
           Saint Andrews Golf Corporation   Report on Form 10-QSB for the
                                            quarter ended September 30,
                                            1998



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   SAINT ANDREWS GOLF CORPORATION



Dated: January 20, 1999            By:/s/ Ronald S. Boreta
                                      Ronald S. Boreta, President
















                                     3
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
                        SAINT ANDREWS GOLF CORPORATION
                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma financial data are not necessarily indicative of the Company's results of operations that might have occurred had the transaction been completed as of the dates specified, and do not purport to represent what the Company's consolidated results of operations might be for any future period.

The unaudited pro forma condensed consolidated financial statements are based on assumptions the Company believes are reasonable, factually supportable and directly attributable to the sale of its interest in All-American Golf. Such unaudited pro forma condensed consolidated financial statements and accompanying notes should be read in conjunction with the audited Consolidated Financial Statements of the Company and the related notes thereto which are included in the Company's Annual Report on form 10-KSB for its year ended December 31, 1997, and the Company's Quarterly Report on Form 10-QSB for the three months ended March 31, 1998.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31,1998, reflects the historical consolidated balance sheet of the Company adjusted to give effect to the sale of its interest in All-American Golf to Callaway as if the disposition had occurred on March 31, 1998.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 1997, and for the Three Months Ended March 31, 1998, reflect the historical consolidated statements of operations of the Company adjusted to give effect to the sale of its interest in All-American Golf to Callaway as if the disposition had occurred on October 1, 1997, the inception date of operations of All-American Golf.

              SAINT ANDREWS GOLF CORPORATION AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998


                                Historical                       Pro Forma
                                 March 31,                        March 31,
                                   1998       Adjustments           1998
                                -----------   ------------       -----------
                                (Unaudited)                      (Unaudited)
     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents     $   146,100   $ 2,588,700 (A)    $ 2,610,500
                                                 (124,300)(B)
  Accounts receivable               291,000       500,000 (C)        745,700
                                                  (45,300)(B)           -
  Due from affiliated store          46,500       (46,500)(B)           -
  Due from officer                    3,000          -                 3,000
  Prepaid expenses and other         35,900       (11,500)(B)         24,400
  Preopening costs, net              77,000       (77,000)(B)           -
                                -----------   -----------        -----------

    Total current assets            599,500     2,784,100          3,383,600

  Leasehold improvements and
    equipment, net                9,844,900    (9,705,200)(B)        139,700

Notes receivable - related
 party                               20,000          -                20,000

Deposit for land lease              395,800          -               395,800

Project development costs        13,467,700          -            13,467,700

Other assets                          7,700          -                 7,700
                                -----------   -----------        -----------
                                $24,335,600   $(6,921,100)       $17,414,500
                                ===========   ===========        ===========


















See accompanying notes to unaudited pro forma condensed consolidated financial statements.

              SAINT ANDREWS GOLF CORPORATION AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998

                                Historical                       Pro Forma
                                 March 31,                        March 31,
                                   1998       Adjustments           1998
                                -----------   ------------       -----------
                                (Unaudited)                      (Unaudited)

     LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of notes
   payable                      $  5,350,800  $(1,432,700)(D)    $ 3,918,100
  Current portion of obli-
   gations under capital
   leases                             72,200      (30,800)(B)         41,400
  Accounts payable and
   accrued expenses                4,103,100     (936,200)(B)      3,166,900
  Due to affiliated store            149,500      (40,500)(B)        109,000
  Payable to related entities        457,000         -               457,000
                                -----------   ------------       -----------

    Total current liabilities    10,132,600     (2,440,200)        7,692,400
                                -----------   ------------       -----------
Note payable to shareholder         400,000           -              400,000
                                -----------   ------------       -----------
Note payable                      5,250,000     (5,250,000)(B)          -
                                -----------   ------------       -----------
Obligations under capital
 leases, net of current
 portion                            191,000       (191,000)(B)          -
                                -----------   ------------       -----------
Deferred income                     570,500           -              570,500
                                -----------   ------------       -----------
Minority interest                   595,600       (595,600)(E)          -
                                -----------   ------------       -----------
SHAREHOLDERS' EQUITY:
  Preferred stock, $.01 par
   value, 5,000,000 shares
   authorized, no shares
   issued and outstanding              -              -                 -
  Series A convertible
   preferred stock, $1 par
   value, 500,000 shares
   authorized and outstanding     4,740,000           -            4,740,000
  Options issued in connection
   with Series A convertible
   preferred stock to purchase
   250,000 shares of common
   stock                            260,000           -              260,000
  Common stock, $.001 par value,
   10,000,000 shares authorized,
   3,000,000 shares issued and
   outstanding                        3,000           -                3,000
  Additional paid-in-capital      3,333,300           -            3,333,300
  Common stock purchase war-
   rants, Class A, 1,000,000
   warrants authorized and
   outstanding                      187,500           -              187,500
  Retained earnings (accumu-
   lated deficit)                (1,327,900)     1,555,700 (F)       227,800
                                -----------   ------------       -----------
    Total shareholders' equity    7,195,900      1,555,700         8,751,600
                                -----------   ------------       -----------
                                $24,335,600   $ (6,921,100)      $17,414,500
                                ===========   ============       ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.
                                     F-3

              SAINT ANDREWS GOLF CORPORATION AND SUBSIDIARIES
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1997

                                Historical                       Pro Forma
                                Year Ended                       Year Ended
                                December 31,                     December 31,
                                   1997       Adjustments           1997
                                -----------   ------------       -----------
                                (Unaudited)                      (Unaudited)

REVENUES                        $   387,200   $   (321,700)(B)   $    65,500
COST OF REVENUES                    570,300       (570,300)(B)          -
                                -----------   ------------       -----------
    Gross Profit                   (183,100)       248,600            65,500

OPERATING EXPENSES
  Selling, general and
   administrative                   878,000           -              878,000
  Depreciation and amortization     138,700       (130,000)(B)         8,700
  SportPark development costs       255,100           -              255,100
  Preopening expenses               603,000           -              603,000
                                -----------   ------------       -----------
    Operating loss               (2,057,900)       378,600        (1,679,300)

Interest income (expense), net       94,500        121,400 (B)       215,900
                                -----------   ------------       -----------
Loss from continuing opera-
 tions before income taxes
 minority interest               (1,963,400)       500,000        (1,463,400)
Provision for income taxes             -              -                 -
                                -----------   ------------       -----------
Loss from continuing opera-
 tions before minority
 interest                        (1,963,400)       500,000        (1,463,400)

Minority interest                   100,000       (100,000)(E)          -
                                -----------   ------------       -----------
LOSS FROM CONTINUING
 OPERATIONS                      (1,863,400)       400,000        (1,463,400)

DISCONTINUED OPERATIONS:
  Loss from disposed franchise
   business operations              (39,300)          -              (39,300)
  Gain on disposal of franchise
   operations, net of applic-
   able income taxes of $450,000  2,123,400           -            2,123,400
                                -----------   ------------       -----------
    Income from discontinued
     operations                   2,084,100           -            2,084,100
                                -----------   ------------       -----------
     Net income                 $   220,700   $    400,000       $   620,700
                                ===========   ============       ===========

NET INCOME (LOSS) PER COMMON
 SHARE - Basic and Diluted:
  Loss from continuing opera-
   tions                        $     (0.63)  $       0.13       $     (0.50)
  Income from discontinued
   operations                          0.70           -                 0.70
                                -----------   ------------       -----------
                                $      0.07   $       0.13       $      0.20
                                ===========   ============       ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

              SAINT ANDREWS GOLF CORPORATION AND SUBSIDIARIES
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                 Historical                       Pro Forma
                                Three Months                     Three Months
                                   Ended                            Ended
                                  March 31,                        March 31,
                                   1998       Adjustments           1998
                                -----------   ------------       -----------
                                                                 (Unaudited)

REVENUES                        $   538,100   $   (501,700)(B)   $    36,400
COST OF REVENUES                    503,000       (503,000)(B)          -
                                -----------   ------------       -----------
    Gross profit                     35,100          1,300            36,400

OPERATING EXPENSES:
  Selling, general and
   administrative                   566,400           -              566,400
  Depreciation and amorti-
   zation                           116,600       (112,800)(B)         3,800
  Preopening expenses                22,800        (22,800)(B)          -
                                -----------   ------------       -----------
    Operating loss                 (670,700)       136,900          (533,800)

Interest (expense), net            (135,100)       135,100 (B)          -
                                -----------   ------------       -----------
Loss before income taxes
 and minority interest             (805,800)       272,000          (533,800)

Provisions for income taxes            -              -                 -
                                -----------   ------------       -----------

Loss before minority interest      (805,800)       272,000          (533,800)

Minority interest                    54,400        (54,400)(E)          -
                                -----------   ------------       -----------

    Net loss                    $  (751,400)  $    217,600       $  (533,800)
                                ===========   ============       ===========

NET LOSS PER COMMON SHARE -
 Basic and Diluted              $     (0.25)  $       0.07       $     (0.18)
                                ===========   ============       ===========















See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                       F-5
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
                SAINT ANDREWS GOLF CORPORATION AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

(A)  To reflect cash proceeds from sale of interest in All-American Golf LLC.

(B) To reflect removal of assets, liabilities and operating results of All-American Golf LLC.

(C) To reflect proceeds withheld from sale of interest in All-American Golf LLC until all rights secured by Callaway Golf Company.

(D) To reflect forgiveness of draws outstanding under note to Callaway Golf Company as of March 31, 1998.

(E) To reflect removal of Callaway Golf Company minority interest in All-American Golf LLC.

(F)  To reflect gain on sale of interest in All-American Golf LLC.




































                                      F-6